SUBSEQUENT TRANSFER AGREEMENT

SUBSEQUENT TRANSFER AGREEMENT (the “Agreement”), dated as of December 21, 2005, by and among Fieldstone Investment Corporation (the “Seller”), Fieldstone Mortgage Investment Corporation (the “Depositor)”, Fieldstone Mortgage Investment Trust, Series 2005-3 (the “Trust”), HSBC Bank USA, National Association (the “Indenture Trustee”) and Wells Fargo Bank, N.A. (the “Trust Administrator”) pursuant to the Transfer and Servicing Agreement referred to below.

WITNESSETH:

WHEREAS, pursuant to a Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”), dated as of December 1, 2005, among the Seller, the Depositor, the Trust, the Indenture Trustee and the Trust Administrator, the Seller wishes to convey the Subsequent Mortgage Loans (as defined below) to the Depositor, the Depositor wishes to convey the Subsequent Mortgage Loans to the Trust, and the Trust wishes to acquire the same for the consideration set forth in Section IV below; and

WHEREAS, the Seller shall timely deliver to the Indenture Trustee, Trust Administrator and Depositor an Addition Notice related to such conveyance as required by Section 2.04 of the Transfer and Servicing Agreement;

NOW THEREFORE, the Seller, the Depositor, the Trust, the Indenture Trustee and the Trust Administrator hereby agree as follows:

Section I.            Capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement unless otherwise defined.

“Subsequent Mortgage Loans” shall mean, for purposes of this Agreement, the Subsequent Mortgage Loans listed in the Subsequent Mortgage Loan Schedule attached hereto as Schedule I.

“Subsequent Transfer Date” shall mean, with respect to the Subsequent Mortgage Loans transferred hereby, the date hereof.

“Subsequent Cut-off Date” shall mean, with respect to the Subsequent Mortgage Loans transferred hereby, December 1 , 2005.

Section II.          Subsequent Mortgage Loan Schedule. The Subsequent Mortgage Loan Schedule attached hereto as Schedule I is a supplement to the Initial Mortgage Loan Schedule attached as Schedule A to the Transfer and Servicing Agreement. The Mortgage Loans listed in the Subsequent Mortgage Loan Schedule constitute the Subsequent Mortgage Loans to be transferred pursuant to this Agreement on the Subsequent Transfer Date.

Section III.        Transfer of Subsequent Mortgage Loans. As of the related Cut-off Date, subject to and upon the terms and conditions set forth in Sections 2.01, 2.02, 2.04, 3.01, 3.02 and 3.03 of the Transfer and Servicing Agreement and set forth in this Agreement, the Seller hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Depositor and the

Depositor hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Trust without recourse other than as expressly provided herein and in the Transfer and Servicing Agreement, all the right, title and interest of the Seller and the Depositor in and to the (i) Subsequent Mortgage Loans including the related Stated Principal Balance as of the Subsequent Cut-off Date, all interest accruing thereon after the Subsequent Cut-off Date, and all collections in respect of principal received after the Subsequent Cut-off Date; (ii) property which secured a Subsequent Mortgage Loan and which is acquired by foreclosure or in lieu of foreclosure; (iii) interest of the Seller in any insurance policies in respect of the Subsequent Mortgage Loans; and (iv) all proceeds of any of the foregoing.

Section IV.        Representations and Warranties of the Seller and the Depositor. (a) The Seller and the Depositor hereby represent and warrant to the Trust for the benefit of the Certificateholders that the representations and warranties of the Seller and the Depositor set forth in Section 3.01(b) and (c) of the Transfer and Servicing Agreement are true and correct with respect to the Seller and the Subsequent Mortgage Loans as of the Subsequent Transfer Date.

(b)          The Seller hereby represents and warrants that (i) the aggregate of the Stated Principal Balances of the Subsequent Mortgage Loans listed on the Subsequent Mortgage Loan Schedule and conveyed to the Trust pursuant to this Agreement as of the Subsequent Cut-off Date is $289,799,258.07 and (ii) the conditions precedent for the transfer of Subsequent Mortgage Loans set forth in Section 2.04 of the Transfer and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

(c)          The Seller and the Depositor hereby represent and warrant that neither the Seller nor the Depositor is (i) insolvent and will not be rendered insolvent by the transfer of Subsequent Mortgage Loans pursuant to this Agreement or (ii) aware of any pending insolvency.

Section V.          Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

Section VI.        Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws principles applied in New York (other than Section 5-1401 of the New York General Obligations Law which shall apply hereto).

Section VII.      Execution by the Issuer. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other document.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto authorized as of the date first written above.

FIELDSTONE MORTGAGE INVESTMENT TRUST,

SERIES 2005-3, as Issuer

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner
Trustee

By: /s/ Charles F. Pederson

Name: Charles F. Pederson

Title: Vice President

FIELDSTONE MORTGAGE INVESTMENT CORPORATION,

as Depositor

By: /s/ John C. Kendall

Name: John C. Kendall

Title: President

HSBC BANK USA, NATIONAL ASSOCIATION, not

in its individual capacity but solely as Indenture

Trustee

By: /s/ Elena Zheng

Name: Elena Zheng

Title: Assistant Vice President

WELLS FARGO BANK, N.A.,

as Trust Administrator and Master Servicer

By: /s/ Amy Doyle

Name: Amy Doyle

Title: Vice President

FIELDSTONE INVESTMENT CORPORATION, as

Seller

By: /s/ John C. Kendall

Name: John C. Kendall

Title: Senior Vice President

STATE OF	)
) ss.:
COUNTY OF	)

On this ___ day of                                                     , before me, personally appeared Charles Pederson, known to me to be a Vice President of U.S. Bank Trust National Association, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Tiffany M. Jeanson

Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND	)
) ss.:
COUNTY OF HOWARD	)

On the 19 day of December, before me, personally appeared John Kendall, known to me to be a SVP of Fieldstone Mortgage Investment Corporation, a corporation, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan H. Rice

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 19th day of December, before me, a Notary Public in and for said State, personally appeared Elena Zheng known to me to be a AVP of HSBC Bank USA, National Association, a national banking association, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Mary Lueng

Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND	)
) ss.:
COUNTY OF ANNE ARUNDEL	)

On the 21st day of December 2005, before me, a Notary Public in and for said State, personally appeared Amy Doyle known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Joanne K. Stahling

Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND	)
) ss.:
COUNTY OF HOWARD	)

On the 19 day of December, before me, a Notary Public in and for said State, personally appeared John Kendall known to me to be a SVP of Fieldstone Investment Corporation, a corporation, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan H. Rice

Notary Public

[NOTARIAL SEAL]